EXHIBIT 10.1

                             SECURED SERVICES, INC.
                             SUBSCRIPTION AGREEMENT

      THIS SUBSCRIPTION AGREEMENT, dated as of ________ __, 2003 (the "Agreement") is entered into by and between SecureD Services, Inc. (f/k/a Southern Software Group, Inc.), a Delaware corporation (the "Company"), and the undersigned subscriber to purchase securities of the Company pursuant hereto (the "Subscriber").

      The Company is offering for sale up to 1,000,000 units (the "Units"), each of which consists of three shares of its common stock, par value $0.0001 per share (the "Common Stock") and one redeemable common stock purchase warrant (the "Warrants") (the Units and the Common Stock and Warrants included therein as well as the Common Stock issuable upon exercise of the Warrants are collectively referred to herein as the "Restricted Securities"), at a price of $2.25 per Unit, in consideration of cash only.

      On the foregoing premises, the Subscriber hereby subscribes for the purchase of such number of Units set forth on the signature page to this Agreement on the following terms and conditions:

      1. Subscription to Purchase Units

            1.1 Offer to Purchase. Subject to the terms and conditions of this Agreement, the Subscriber irrevocably subscribes to purchase at the Closing as defined herein, the number of Units outlined on the Counterpart Signature Page hereto.

            With this Agreement, the Subscriber is also tendering to the Company payment of the full subscription amount, in cash, a purchaser representative disclosure and/or certificate of corporation, partnership or other entity, if applicable and two copies of each of the following:
      (i) a suitability letter, (ii) an executed copy of the Warrant Agreement,
      (iii) an executed copy of the Lock-up/Leak-out Agreement. The foregoing are sometimes hereinafter referred to as the "Subscription Documents."

            1.2 Acceptance or Rejection. The acceptance or rejection of the offer to purchase Units shall take place at such time and place within 15 days of the date hereof, as the Company may specify (which time and place are designated as the "Closing"). At the Closing, the Company shall either
      (i) accept this subscription (in whole or in part) and deliver to the Subscriber certificates for the Common Stock and the Warrants included in the Units, all against delivery to the Company of the full purchase price of the Units equal to the subscription amount; or (ii) reject this subscription and return to the Subscriber his/her/its subscription (or as much thereof as is not accepted).

      2. Representations. The Subscriber, singly, jointly or on behalf of an entity subscribing, hereby represents and warrants as follows:

            2.1 Age. The Subscriber or signatory is over the age of majority.


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

            2.2 No Governmental Approval. The Subscriber acknowledges that neither the Securities and Exchange Commission nor the securities commission of any state or any other federal agency has made any determination as to the merits of purchasing the Units.

            2.3 Information Provided by the Subscriber. All information which the Subscriber has provided or is providing the Company, or to its agents or representatives concerning the Subscriber's suitability to invest in the Company is complete, accurate and correct as of the date of the signature on the last page of this Agreement. Such information includes, but is not limited to information concerning the Subscriber's personal financial affairs, business position and the knowledge and experience of the Subscriber and the Subscriber's advisors. The Company shall maintain such information regarding the Subscriber in strict confidence except as may be required to be disclosed to governmental agencies in support of an available exemption from the registration requirements of applicable securities laws, rules and regulations regarding the offer and sale of the Units.

            2.4 Information Provided by the Company. The Subscriber has been provided with access to all material information requested by either the Subscriber, the Subscriber's purchaser representative or others representing the Subscriber, including any information requested to verify any information furnished, and there has been direct communication between the Company and its representatives on the one hand and the Subscriber and the Subscriber's representatives and advisors on the other in connection with information regarding the purchase made hereby. The Company has given the Subscriber the opportunity to ask questions of and receive answers from the Company and/or its directors, officers, employees or representatives concerning the terms and conditions of this offering and to obtain any additional information (to the extent the Company possesses such information or can acquire it without unreasonable effort or expense) desired or necessary to verify the accuracy of the information provided. Any proprietary information disclosed or discovered by the Subscriber in reviewing information made available to the Subscriber by the Company in connection with the offer and sale of the Units shall be maintained by the Subscriber in strict confidence.

            2.5 Subscription Subject to Acceptance. The Subscriber acknowledges that this Agreement may be accepted or rejected by the Company with respect to all or part of the amount subscribed and that, to the extent the subscription may be rejected, the accompanying cash subscription payment will be refunded without payment of interest and without deduction of expenses.

            2.6 Financial Condition of the Subscriber. The Subscriber has adequate means of providing for his/her/its current needs and possible personal contingencies and has no need now, and anticipates no need in the foreseeable future, to sell the Units or any of the other Restricted Securities for which the undersigned hereby subscribes. The Subscriber represents that Subscriber is able to bear the economic risks of this investment and is able to hold the securities for an indefinite period of time and has a sufficient net worth to sustain a loss of the entire investment, in the event such loss should occur.

            2.7 Purchase Entirely for Own Account. The Subscriber has no present intention of dividing the Units or any of the other Restricted Securities with others or of reselling or otherwise disposing of any portion of the Units or other Restricted Securities unless covered by an effective registration statement filed with the Securities and Exchange Commission or there is an available exemption from such registration.

            2.8 No Reliance on Unauthorized Representations. The Subscriber has not specifically relied on any oral representations from the Company, or any broker or salesman or their partners, shareholders, directors, officers, employees or agents, except the following:
      __________________________________________________________________________
      __________________________________________________________________________
      __________________________________________________________________________

            2.9. Investment. The Restricted Securities will be held for investment purposes and not with a view toward further distribution or sale.

            2.10. Unregistered Securities. The Subscriber has been advised by the Company that the Restricted Securities have not been registered under the Securities Act and are therefore not freely tradable.

            2.11. Certificates and Legends. The Subscriber has been advised by the Company that, without prior written approval of counsel for the Company, all of the Common Stock included in the Units shall be represented by one certificate only and all of the Warrants included in the Units shall be represented by one certificate only and that all of the shares of common Stock issuable upon exercise of the Warrants shall be represented by one certificate only and that such certificates, to be issued and delivered to me or my principal, shall be imprinted with the following legend or a reasonable facsimile thereof on the front and reverse sides thereof:

            The stock transfer records of the Company reflect that no certificate representing any of the Restricted Securities shall be transferred unless the Company shall first have obtained, at the expense of the holder of Restricted Securities an opinion of legal counsel to the effect that they may be sold in accordance with applicable laws, rules and regulations,

            The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be sold or otherwise transferred unless compliance with the registration provisions of such Act has been made or unless availability of an exemption from such registration provisions has


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

            been established, or unless sold pursuant to Rule 144 under the Act.

            Any request for more than one stock certificate or warrant certificate must be accompanied by a letter signed by the requesting holder setting forth all relevant facts relating to the request. The Company will attempt to accommodate any request where it believes the request is made for valid business or personal reasons so long as in its sole discretion, the granting of the request will not facilitate a "public" distribution of unregistered securities of the Company.

      3. Indemnity. The Subscriber hereby agrees to indemnify the Company and any person participating in the offering, and to hold them harmless, and to grant them a right of set-off from and against any and all liability, damages, cost or expense (including, but not limited to, reasonable attorneys' fees), including the amount paid in settlement and whether or not suit is commenced, incurred on account of or arising out of any inaccuracy in the Subscriber's declarations, representations and warranties set forth in any portion of the Subscription Documents executed and delivered by the Subscriber in connection with his/her/its subscription for Units.

      4. Setoff. Notwithstanding the provisions of the last preceding section or the enforceability thereof, the Subscriber hereby grants the Company the right of setoff against any amounts payable by the Company to the Subscriber for whatever reason, before any and all damages, costs or expenses (including, but not limited to, reasonable attorneys' fees) incurred on account of or arising out of any of the items referred to in clauses (a) through (c) of the last preceding section.


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

      5. Miscellaneous. The Subscriber further understands, acknowledges and agrees that:

                  (a) This Agreement is not transferable or assignable by the
            Subscriber.

                  (b) This Agreement shall be construed in accordance with and governed by the laws of the State of Delaware.

                  (c) This Agreement constitutes the entire agreement between the parties regarding the subject matter hereof.

                  (d) Notwithstanding any of the representations, warranties, acknowledgments or agreements made herein by the Subscriber, the Subscriber does not thereby or in any other manner waive any rights granted to the Subscriber under federal or state securities laws.

                  (e) This Agreement does not entitle the Subscriber to any
            rights as a shareholder of the Company's securities which are comprised of with respect to any securities purchasable hereunder which have not been fully paid for.

                  (f) Agrees to enter into the Lock-up/Leak-out agreement
            attached to this subscription agreement as Schedule B.

                      (THIS SPACE INTENTIONALLY LEFT BLANK)


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

                          COUNTERPART SIGNATURE PAGE TO
                             SECURED SERVICES, INC.
                             SUBSCRIPTION AGREEMENT

            This Counterpart Signature Page for that certain Subscription Agreement between SecureD Services, Inc., a Delaware corporation (the "Company"), and the undersigned Subscriber to purchase securities of the Company pursuant thereto, is executed by the undersigned as of the date hereof. The undersigned, through execution and delivery of this Counterpart Signature page, intends to be legally bound by the terms of such Agreement.

Date: _______ ___, 2003


------------------------------------    ----------------------------------------
Name of Subscriber (Print)              Name of Joint Subscriber, If Any (Print)


------------------------------------    ----------------------------------------
Signature                               Signature


------------------------------------    ----------------------------------------
Street Address                          Street Address (If Different)


------------------------------------    ----------------------------------------
City, State and Zip Code                City, State and Zip Code (If Different)


------------------------------------    ----------------------------------------
Tax I.D. Number or Social Security      Tax I.D. Number or Social Security
Number                                  Number

Number of Units:____, including ___ shares          $___________________________
of Common Stock and ____ Warrants                       Total Subscription Price

                            ACCEPTANCE BY THE COMPANY

            SecureD Services, Inc. hereby accepts the foregoing subscription and agrees to be bound by the terms of this Agreement.

                                                   SecureD Services, Inc.,
                                                   a Delaware corporation


Date:                                       By:
     --------------                            ---------------------------------

                                            Name:
                                                 -------------------------------

                                            Title:
                                                  ------------------------------


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

                             SECURED SERVICES, INC.
                               SUITABILITY LETTER

TO:   SecureD Services, Inc.
      C/o Morse, Zelnick, Rose & Lander
      405 Park Avenue, Suite 1401
      New York, New York 10022.4405

            Singly or on behalf of a subscribing entity, I make the following representations with the intent that they may be relied upon by SecureD Services, Inc. (the "Company"), in determining my suitability or that of my principal as a subscriber (the "Subscriber") to purchase the Company's Units (as defined in the Subscription Agreement, dated as of ________ __, 2003) at a purchase price of $2.25 per Unit, in consideration of cash.

            1. I have such knowledge and experience in business and financial matters that I am capable of evaluating the Company, its proposed business activities and the risks and merits of this prospective investment, and am not utilizing a purchaser representative as defined in Regulation D promulgated under the Securities Act of 1933, as amended (the "Securities Act"), in connection with the evaluation of such risks and merits, except the following:
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

            2. I shall provide a separate written statement from each purchaser representative on the Subscriber Representative Acknowledgment form available from the Company or its placement agents in which is disclosed (i) the relationship of the purchaser representative with the Company, if any, which has existed at any time during the previous two years, (ii) the compensation received or to be received as a result of such relationship, and (iii) the education, experience and knowledge in financial and business matters which enables the purchaser representative to evaluate the relative merits and risks of an investment in the Company.

            3. The undersigned, or the undersigned and the purchaser representatives listed above together have such knowledge and experience in financial and business matters that they are capable of evaluating the Company and the proposed activities thereof and the merits and risks of this prospective investment.

            4. I have adequate means of providing for my current needs and possible personal contingencies and have no need in the foreseeable future for liquidity of an investment in the Company.

            5. I confirm that I am an "accredited investor" as defined under Rule 501 of Regulation D promulgated under the Securities Act as checked below:


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

                  (a) Any bank as defined in Section 3(a)(2) of the Securities Act or any savings and loan association or other institution as defined in
      Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; any insurance company as defined in Section 2(13) of the Securities Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; any small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

                        |_| Yes                 |_| No

                  (b) Any private business development company as defined in
      Section 202(a)(22) of the Investment Advisors Act of 1940;

                        |_| Yes                 |_| No

                  (c) Any organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

                        |_| Yes                 |_| No

                  (d) Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;

                        |_| Yes                 |_| No

                  (e) Any natural person whose individual net worth, or joint net worth with the person's spouse, at the time of this purchase exceeds $1,000,000;

                        |_| Yes                 |_| No


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

                  (f) Any natural person who had an individual net income in excess of $200,000 in each of the two most recent fiscal years or joint income with the person's spouse in excess of $300,000 in each of those two years and has a reasonable expectation of reaching the same income level in the current fiscal year;

                        |_| Yes                 |_| No

                  (g) Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Section 230.506(b)(2)(ii); and

                        |_| Yes                 |_| No

                  (h) Any entity in which all of the equity owners are accredited investors.

                        |_| Yes                 |_| No

      If not an "accredited investor", I am a "sophisticated investors", who, by reason of business acumen, experience, employment or other factors, are fully capable of evaluating the risks and merits of an investment in the Company.

                        |_| Yes                 |_| No

                                       or

            I am a "non-U. S. Person" as defined in Regulation S promulgated under the Securities Act.

                        |_| Yes                 |_| No

            6. I have previously been advised that I would have an opportunity to review all the pertinent facts concerning the Company, and to obtain any additional information that I might request, to the extent possible or obtainable, without unreasonable effort and expense, in order to verify the accuracy of the information provided me by the Company.

            7. I have personally communicated or been offered the opportunity to communicate with the directors or executive officers of the Company, its attorneys and accountants to discuss the proposed business and financial affairs of the Company, its proposed activities and plans for the future. I acknowledge that if I would like to further avail myself of the opportunity to ask additional questions of the Company, the Company will make arrangements for such an opportunity on request.


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

            8. I have been advised that no accountant or attorney engaged by the Company is acting as my representative, accountant or attorney.

            9. I will hold title to my interest as follows:

               |_| Community Property           |_| Separate Property
               |_| Joint Tenants with Rights    |_| Tenants in Common
                    of Survivorship             |_| Other (Single Person, Trust,
                                                    Etc. Please Indicate.)

            10. I am a bona fide resident of the State of __________. The address below is my true and correct principal residence.

              DATED this _____ day of _____________________, 2003.


------------------------------------     --------------------------------------
Name (Please Print)                      Name of Joint Subscriber, If Any


------------------------------------     ---------------------------------------
Signature                                Signature


------------------------------------     ---------------------------------------
Street Address                           Street Address (If Different)


------------------------------------     ---------------------------------------
City, State and Zip Code                 City, State and Zip Code (If Different)

                             SECURED SERVICES, INC.
                    SUBSCRIBER REPRESENTATIVE ACKNOWLEDGMENT

                    Confirmation of Appointment by Subscriber

Name of Subscriber:_________________________________________________________

            The undersigned (the "Subscriber") has appointed the person named below as the Subscriber's representative in connection with the proposed purchase of the Company's Units (as defined in the Subscription Agreement, dated as of _______ __, 2003) at a purchase price of $2.25 per Unit.

Signature of Subscriber: _____________________________________________________

                   Acknowledgment by Subscriber Representative

      Please complete the following questions fully, attaching additional sheets if necessary.

1. Name: ________________________________________________________________
   Age: ___________
   Business Address: ___________________________________________________________
   _____________________________________________________________________________

2. Present occupation or position, indicating period of such practice or employment and field or professional specialization, if any:____________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

3. List any business or professional education, including degrees received, if any:
________________________________________________________________________________
________________________________________________________________________________

4. Have you had prior experience in advising clients with respect to investments of this type:

                        |_| Yes                 |_| No

5. List any professional license or registrations, including bar admissions, accounting certifications, real estate brokerage licenses, and SEC or state broker-dealer registration, that you hold:
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

6. Describe generally any business, financial or investment experience that would help you to evaluate the merits and risks of this investment:
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

7. State how long you have known the Subscriber and in what capacity:
________________________________________________________________________________

8. Except as set forth in subparagraph (a) below, neither I nor any of my affiliates (as such term is defined in Rule 405 under the Securities Act of 1933, as amended) have any material relationship with the Company or any of its affiliates; no such material relationship has existed at any time during the previous two years; and no such material relationship is mutually understood to be contemplated:

      (a) ______________________________________________________________________

      (b) If a material relationship is disclosed in subparagraph (a) above, indicate the amount of compensation received or to be received as a result of such relationship:
________________________________________________________________________________

9. In advising the Subscriber in connection with the Subscriber's prospective investment in the Company, I will be relying in part on the Subscriber's own expertise in certain areas.

                        |_| Yes                 |_| No

10. In advising the Subscriber in connection with the Subscriber's prospective investment in the Company, I will be relying in part on the expertise of an additional purchaser representative or representatives.

                        |_| Yes                 |_| No

      I understand that the Company will be relying on the accuracy and completeness of my responses to the foregoing questions, and I represent and warrant to the Company as follows:

      (a) I am acting as Subscriber Representative for the Subscriber in connection with the Subscriber's prospective investment in the Company;

      (b) The answers to the above questions are complete and correct and may be relied on by the Company in determining whether the offering with respect to which I have executed this Acknowledgment is exempt from registration under the Securities Act of 1933, as amended, and applicable state securities statutes;

      (c) I will notify the Company immediately of any material change in any statement made herein occurring prior to the closing of any purchase by the Subscriber of any interest in the proposed investment;

      (d) I am not an affiliate, partner or employee of the Company or an affiliate, partner, officer, director or other employee of the Company's affiliates, or a beneficial owner of 10% or more of any class of the equity securities of the Company or any of its affiliates;

      (e) I have disclosed to the Subscriber in writing prior to the Subscriber's acknowledgment of me as his/her/its Subscriber Representative, any material relationship with the Company or its affiliates disclosed in response to question 8 above; and

      (f) I personally (or, if I have checked "Yes" in question 9 or 10 above, together with the Subscriber or the Additional Subscriber Representative or Representatives indicated above) have such knowledge and experience in financial and business matters that I am capable of evaluating the merits and risks of the Subscriber's prospective investment in the Company.

      EXECUTED as of this _____ day of _______________, 2003.


                                             -----------------------------------
                                             Subscriber Representative Signature

                             SECURED SERVICES, INC.
             CERTIFICATE OF PARTNERSHIP, CORPORATION OR OTHER ENTITY

      The undersigned, ___________________________________________________ (the
"Subscriber"), a _______________________________ [insert type of entity, i.e., partnership, corporation, etc.] organized under the laws of the State of __________________ with its principal offices located at the address set forth below, hereby certifies as follows to induce SecureD Services, Inc. (the "Company"), to accept the Subscriber's offer to purchase the Company's Units (as defined in the Subscription Agreement, dated as of _____ __, 2003) at a purchase price of $2.25 per Unit, payable in cash:

      1. Pursuant to valid and legally binding documents filed at the time and in the manner required by the laws of the state under which Subscriber was organized as stated above, Subscriber was formed on _______________________.

      2. Subscriber was organized to engage in the business of _________________ _____________________________. Since its organization, Subscriber's business activities have included the following: __________________________________
_______________________________________________________________________________.
Subscriber was not organized for the specific purpose of purchasing the Company's securities.

      3. The offer to purchase the Units to be sold by the Company has been approved by the governing authority of Subscriber in accordance with the power vested in it by applicable law and the documents under which the Subscriber was organized and exists.

      4. Subscriber has determined that the purchase of the Units is consistent with its purposes and policies, is of benefit to it and involves risks that it can reasonably bear.

      5. On request of the Company, Subscriber shall deliver a certified copy of resolutions duly adopted by the board of directors, general partners, trustees or other governing authority of Subscriber and provide further evidence of the authority and power of Subscriber to make the investment described herein.

      The Subscriber has caused this document to be executed by the Subscriber's representative or agent, hereunto duly authorized as of ___________________, 2003.

      FOR REQUIRED SIGNATURES, SEE NOTE BELOW.


                                            ------------------------------------
Address:                                    Name of Subscriber


-----------------------------------


-----------------------------------         ------------------------------------
                                            Signature of Authorized Signatory


                                            ------------------------------------
                                            Title

NOTE:       Corporations: must be signed by a president or vice-president
            Partnerships: must be signed by all general partners Trusts: must be signed by all managing trustees Others: contact the issuer


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